

CHINA AGRITECH

Investor Presentation

April 2010

WWW.CHINAAGRITECHINC.COM

Safe Harbor Statement



This presentation may contain "forward-looking statements" within the meaning of the "safe-harbor" provisions of the Private Securities Litigation Reform Act of 1995. Statements that are not historical facts, including statements about our beliefs and expectations, are forward-looking statements. Such statements involve known and unknown risks, uncertainties and other factors as well as assumptions that, if they do not fully materialize, or prove incorrect, could cause the actual results of China Agritech, Inc. (the "Company") to differ materially from the results expressed or implied by such statements. Accordingly, although the Company believes that the expectations reflected in such forward-looking statements are reasonable, there can be no assurance that such expectations will prove to be correct. The Company has no obligation to update the forward-looking information contained in this presentation.

The Company has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the "Commission") for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Company has filed with the Commission for more complete information about the Company and this offering. You may get these documents for free by visiting EDGAR on the Commission's website at www.sec.gov.

Offering Summary



Ticker:	CAGC
Exchange:	NASDAQ Global Market
Transaction:	Confidentially Marketed Offering under existing S-3 filing
Amount:	$35.0 million of common stock
Shares outstanding:	17,479,769 shares [(a)]
Float:	40.3%
Timing:	Week of April 26
Use of proceeds:	Substantially all of the net proceeds will be used to establish retail distribution centers in the central and eastern provinces of China
Underwriter:	Rodman & Renshaw

(a)At March 31, 2010

Capital Market Summary



WWW.CHINAAGRITECHINC.COM

- **Price: $19.80 (as of close 04/20/2010)**
- **Market Cap: $346.1 million**
- **Average Daily Volume (90 days): 1.52 million shares**
- **Record 2009 financial performance**
  - **Revenue up 68.3% to $76.1 million**
  - **Net income before deducting non-controlling interests of up 64.3% to $16.1 million[1] (Fully Diluted EPS $1.14/share[1])**
- **2010 Guidance - Excluding impact of financing**
  - **Revenues of approximately $114 million**
  - **Net income[2] of $23.5 million**

(US$ millions)	2010 Guidance	2009	2008	2007	2006
Revenue	$114.0	$76.1	$45.2	$ 38.0	$ 29.5
Net Income (before deducting non-controlling interest)	$23.5	$16.1[1]	$9.8	$9.6	$6.2

1 Excluding approximately $9.9 million non-cash charge from an unrealized loss on derivatives

2 Before deducting non-controlling interests and excluding potential change in fair value of outstanding warrants issued and stock based compensation

CHINA AGRITECH

Investment Highlights



- China's organic fertilizer business
  - Only approximately 4% of total fertilizer market[1] but 30% estimated CAGR
  - Govt. Policies supporting strongly through subsidies and exemption from 17% VAT
- China Agritech has 16 years of history & significant growth opportunity
  - Strong R&D with proprietary formulas for both liquids & granules
  - Significant opportunity to grow especially with recently introduced granular organic fertilizer
  - Implementing large scale retail-distribution model following a proven model in China
- Record Financial Performance
  - 2009 Revenue up 68.3% and net income up 64.3%
  - 2010 Guidance excl financing – Revenue approx $114mm, Net income of $23.5 mm[3]
  - Healthy Balance Sheet - $1.16/share cash equivalents and no long-term debt at Dec 31
- Chairman & CEO, Mr Chang, owns approximately 38.6% of the company
- Strategic Investment by Carlyle Group in Q4 2009

1. Rodman & Renshaw Equity Research
2. Excluding approximately $9.9 million non-cash charge from an unrealized loss on derivatives
3. Before deducting non-controlling interests and excluding potential change in fair value of outstanding warrants issued and stock based compensation

CHINA AGRITECH

WWW.CHINAAGRITECHINC.COM

Fertilizer Market in China



- China is the world's largest fertilizer market, both in production and consumption, accounting for approximately 1/3 of the total global market.
  - Growing at a compound annual growth rate of 2.5% over 1998-2007, the country's total fertilizer consumption reached 51.1 million metric tons in 2007 according to the China Statistical Year Book.
- If China is to become self sufficient in agriculture, farmers will have to increase yields.
  - China has approx. 20% of the world's population but only 7% of global arable land.
  - China has 40% less per capita arable land than the global average and only 1/8th that of the US.
  - This disparity has grown in the past 20 years as the population grown but arable land has shrunk.

Sources: Rodman & Renshaw Equity Research, China Daily; Goldman Sachs, Morgan Stanley and Roth Capital research notes, www.npk.cc

CHINA AGRITECH

Organic Fertilizer Market in China

- Organic fertilizers sold in China are estimated to be approximately 4% of the total market currently
- China's Ministry of Agriculture projects organic fertilizer growth at a CAGR 30%+ for several years
- Years of chemical fertilizer overuse led to pollution, soil quality degradation and crop yield impacts.
- Ministry of Agriculture is promoting awareness among farmers about organic fertilizers
- Policies to require & subsidize use of organics; organic makers and users are exempt from the 17% Value Added Tax
- Gov't fertilizer mandates: safety, efficacy & environmental friendliness

Fertilizer market in China


Chemical
96%
4%
Organic

Fertilizer market in USA


Chemical
50%
Organic
50%

Sources: Rodman & Renshaw Equity Research, China Daily; Goldman Sachs, Morgan Stanley and Roth Capital research notes, www.npk.cc

Why Choose Organics?



- Organics build & strengthen soil structure & fertility; whereas chemicals merely grow plants and are not conducive to long-term soil preservation
- Organics come from previously living plants or animals; ingredients more "natural" for crops, making "green food"
- Green food production grew from $2.9B in 1997 to $20.7B in 2007 in China and domestic sales grew by about 25% between 2001 - 2006
- Organics carry carbon content, making it easier for soil microbes to process fertilizer; whereas chemicals often "stress" crops
- Organics pose no damage to soil; chemicals can dissolve too quickly leading to water pollution
- Organics overall present better cost-effectiveness than chemicals

Source : Rodman & Renshaw

Why Choose China Agritech?



Proprietary **organic** formulations for local plant, soil and climate conditions

Product Effects

- Improve the output of crops
- Shorter harvest time
- Accelerated photosynthesis
- Improved root absorption
- Balanceable nutrition
- Enhanced anti-reversion force
- No hormones
- Ability to restore soil

Product Efficacy[1]

Crop Type	Yield Increase
Wheat	15-30%
Maize	15-30%
Rice	8-20%
Soybean	10-20%
Peanuts	10-20%
Cotton	15-30%
Tobacco	13-25%
Watermelon	25-36%
Leafy Vegetables	15-40%
Potatoes	14-30%
Fruits	15-25%

Source: Company estimates based on internal data and local government study

Vertically Integrated Operations



In-house
R&D Research Center

↓

Regional manufacturing facilities
13K-ton-capacity liquid organic facilities
200K-ton granular facilities

↓

Regional distribution centers
Existing Sinofert distribution partnership & Vertically integrating through build-buy strategy

↓

Nationwide retail network

Product Lines



绿色生机



1. Organic spray products
   - ❑ Broad spectrum
   - ❑ Customized solutions
2. Organic water-flush products
3. Organic drip products
4. Granular organic products introduced in 2009
   - ❑ Lower price point and greater market appeal than organic liquid compound fertilizers
   - ❑ Market for organic granular fertilizer is much larger than the market for organic liquid fertilizer due to the familiarity and tradition of farmers' using chemical granular fertilizers.



绿色生机

5. New products in development

CHINA AGRITECH

Production Base





RUSSIA
KAZAKHSTAN
KIRGIZSTAN
MONGOLIA
JILIN
LIAONING
NORTH KOREA
SOUTH KOREA
INNER MONGOLIA
GANSU
QINGHAI
Yellow River
NINGXIA
CHINA
SHANXI
HEBEI
Tianjin
Yellow Sea
SHANDONG
SHAANXI
HENAN
TIBET
NEPAL
SICHUAN
CHONGQING
HUBEI
SHANGHAI
East China Sea
BHUTAN
JIANGXI
HUNAN
INDIA
GUIZHOU
FUJIAN
BANGLADESH
YUNNAN
GUANGXI
GUANGDONG
TAIWAN
Hong Kong
Macau
BURMA
VIETNAM
LAOS
THAILAND
South China Sea
HAINAN

Xinjiang
2K-ton liquid
50K-ton granular

Chongqing
2K-ton liquid

Harbin
5k-ton liquid
50k-ton granular

Beijing HQ
2K-ton liquid
Core ingredient extraction & supply ctr.

Anhui
2K-ton liquid
100K-ton granular

Total production capacity at December 31, 2009:

Liquid organic fertilizer -13K metric tons (utilization – approx. 60%)

Granular organic fertilizer -200K metric tons (utilization – approx 41%)

Existing Distribution Network



- Wide distribution channel via sales points in 28 provinces (China has 34 provinces); covers all the main agricultural production areas in China
- Distribution partnership with **Sinofert Holdings** (HKG:0297, Market Capitalization $3.8 billion), a subsidiary of SinoChem group, the largest fertilizer distributor in China accounting for approximately 4% of 2009 revenue
- Targeted print, radio, and TV advertising campaigns which are close to farmers
- Promotion via the prestigious National Agro-Technical Extension & Service Center which is directly under the Ministry of Agriculture
- Support local distributors by offering promotional tools

New Retail-Distribution Center Model



- With the proceeds of this offering the Company plans to build and buy branded retail-distribution centers in central and eastern provinces beginning in 2010
  - The centers will sell the Company's organic fertilizers and third party sourced products such as seeds.
- The distribution center model is a proven one in China
  - Market Leader Sinofert (HKG:0297), part of the SinoChem group, had over 2,000 such centers[1] – focusing on chemical fertilizers
  - The sales volume of Sinofert's distribution network was 11.31 million tons in 2009, accounting for 74.24% of the Group's total sales volume.[1]
- Each distribution center can cover 80 to 100 franchised retail stores
  - The Company will not own the stores but provides product, training & expertise and logistic services. In return stores commit to use the Company's products.
  - These locations will introduce small individual farmers to the Company's products, educate them about the benefits of organic fertilizer over chemical fertilizer, and teach them how to properly use its products.

1 Sinofert 2009 Annual Report

Retail Distribution Centers

- CAGC's build and buy strategy could see 10 retail-distribution centers in operation by the end of 2010 and 55 by the end of 2011, 115 by 2012 and 185 by 2013.
- Based on CAGC's analysis of existing retail-distribution centers in China, owned by other parties they estimate that each center could sell:
  - Up to approximately 4,000 tons of granular fertilizer annually; and
  - Up to approximately 30 tons of liquid fertilizer annually
- Based on average historical prices for its fertilizer and third-party products expected to be offered (such as seeds), each center could directly generate:
  - Up to approximately $3.6 million in full year sales
  - Up to approximately an after-tax net margin of $490,000
  - Capital deployed for each center is $1 million – so return on investment is 49% annually.

Summary of Growth Strategy



Leader in China's organic fertilizer industry

- Diversify products to maximize profit
- Build cooperative relationships with large distributors such as Sinofert
- Advertise to expand brand awareness
- Improve R&D and maintaining an edge in our core technology
- Targeted marketing to heighten brand awareness
- Accelerate growth via strategic M&As and market consolidation
- Retail Distribution Centers

CHINA AGRITECH

Experienced Management Team



- **Mr. Yu Chang – Chairman, President, CEO & Co-Founder**
  - Formerly a regional representative at the Agricultural Bank of China
  - Beneficial ownership of approximately 38.6% of outstanding shares as of March 2010
- **Ms. Xiaorong Teng – Executive Director & Co-Founder**
  - Served the Company and its predecessors since 1994
  - Bachelor's degree from Harbin University and MBA from Harbin Normal University
- **Mr. Yau-Sing Gareth Tang - CFO**
  - Over 23 years of accounting, corporate finance and financial reporting experience
  - Formerly executive director and CFO of China Cable and Communication, Inc.
  - Member of the Association of Chartered Certified Accountants in the U.K. and H.K.
- **Mr. Ming Fang Zhu – Chief Operating Officer**
  - President of CAGC, Beijing Agritech subsidiary from 2007 to 2009
  - State-certified Economist and has a law qualification

Board of Directors

- **Mr. Gene Michael Bennett – Chair of the Audit Committee**
  - Over 25 years of experience as CFO, accounting and audit professor, and financial consultant
  - A partner at ProCFO, a California-based contract-CFO service for firms needing an interim CFO
  - CPA at Grant Thornton from 1982 to 1983 and MBA from Michigan State University
- **Professor Lun Zhang Dai**
  - Scholar in economics, finance and international relations and adviser to the Chinese central bank
  - The first Chinese national to be elected a scholar at the U.N. Institute for Int'l Information Science
- **Mr. Hai Lin Zhang**
  - VP of the Research Institute at the Chinese Academy of Agricultural Sciences (CAAS)
  - Involved in agricultural planning and development in numerous cities and provinces in China
  - B.A. in business management from Renmin University in Beijing
- **Ms. Anne Wang**
  - Vice President of Carlyle Asia Growth Capital since December 2007
- **Mr. Charles Law**
  - Partner in the Beijing office of King & Wood since January 2001
  - Obtained LLB from Soochow University School of Law, Taipei, and his LLM from the Law School of Southern Methodist University

Strategic investor – Carlyle Group

- On October 19, 2009 completed a Private Placement for $15.0 million to funds associated with Carlyle Group for $5.38 per share.[1]
  - The Company issued approximately 2.79 million shares of common stock[1] and warrants to purchase up to an aggregate of 1.86 million shares[1]
- Carlyle's shares will be locked up for 3 months following this offering.
- In addition, the Company granted Carlyle the right to designate one person to serve as a member of its board of directors and Ms. Anne Wang was appointed in December 2009.
- The company received a letter from FINRA dated March 11, 2010 informing the Company that it is conducting a review of the trading in the Company's common stock surrounding the October 20, 2009 announcement of the private placement investment made by the Carlyle Investors. FINRA has indicated that its inquiry should not be construed as an indication that it has determined any violations of FINRA rules or NASD rules or federal securities laws have occurred. The Company is in the process of responding to the letter.

1: Adjusted to reflect the 1-4 reverse split of September 8, 2009 and the 2-1 split effected February 1, 2010

Revenue Growth

2006-2009 CAGR 37.2%



Total Revenue
$ Millions
$120
$100
$80
$60
$40
$20
$0
$29.53
$38.01
$45.24
$76.13
$114.00
2006
2007
2008
2009
2010(E)

Gross Profit

2006-2009 CAGR 23.4%


Gross Profit
$ Millions
$30
$25
$20
$15
$10
$5
$0
$15.36
$19.07
$20.35
$28.88
2006
2007
2008
2009

Net Income

2006-2009 CAGR 37.7%



Net Income (Non-GAAP)
$ Millions
$25
$20
$15
$10
$5
$0
$6.20
$9.70
$9.80
$16.20
$23.50
2006
2007
2008
2009
2010(E)

Note: Net Income before non-controlling interest and for 2009 excluding $9.9 million non-cash charge from an unrealized loss on derivatives

Segment Sales Information



$million
$50.0
$45.0
$40.0
$35.0
$30.0
$25.0
$20.0
$15.0
$10.0
$5.0
$0.0
$47.2
$29.0
$41.2
$4.1
2009
2008
Organic liquid fertilizers
Organic granular fertilizers

CHINA AGRITECH

Segment Gross Margin



50.0%
45.0%
40.0%
35.0%
30.0%
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
49.3%
19.5%
47.2%
22.7%
2009
2008
Organic liquid fertilizers
Organic granular fertilizers

CHINA AGRITECH

Zero-Debt Balance Sheet

(in '000s)	Dec. 31 2009	Dec.31 2008
Cash	$ 20,313	$ 11,952
Receivables	39,256	34,773
PPE, net	6,404	4,496
Current Assets	93,811	66,458
Current Liabilities (excl warrant liability)	3,152	4,938
Warrant Liability	20,158	-
Stockholders' Equity	77,302	62,727

CHINA AGRITECH

Comparable Companies



Company Name	Market Cap	TEV	P/Diluted EPS Before Extra's	P/NTM EPS
Potash Corp. of Saskatchewan, Inc. (NYSE:POT)	32,662.7	36,325.4	19.1x	19.7x
Mosaic Co. (NYSE:MOS)	24,452.7	23,546.6	41.1x	15.2x
China Green Agriculture, Inc. (NYSE:CGA)	320.7	261.7	14.8x	14.8x
Mean			25.0x	16.5x
Median			19.1x	15.2x
China Agritech Inc. (NasdaqGM:CAGC) (1)	346.1	325.8	17.4x	16.1x

Source: CapitalIQ as of close April, 20 2010

1: China Agritech 2009 PE multiple based on fully diluted $1.14/share excluding approximately $9.9 million non-cash charge from an unrealized loss on derivatives and before non-controlling interests. 2010 PE based on $23.5 million of net income expected and assuming fully diluted EPS of $1.23/share

Investment Highlights



- China's organic fertilizer business
  - Only approximately 4% of total fertilizer market[1] but 30% estimated CAGR
  - Govt. Policies supporting strongly through subsidies and exemption from 17% VAT
- China Agritech has 16 years of history & significant growth opportunity
  - Strong R&D with proprietary formulas for both liquids & granules
  - Significant opportunity to grow especially with recently introduced granular organic fertilizer
  - Implementing large scale retail-distribution model following a proven model in China
- Record Financial Performance
  - 2009 Revenue up 68.3% and net income up 64.3%
  - 2010 Guidance excl financing – Revenue approx $114mm, Net income of $23.5 mm[3]
  - Healthy Balance Sheet - $1.16/share cash equivalents and no long-term debt at Dec 31
- Chairman & CEO, Mr Chang, owns approximately 38.6% of the company
- Strategic Investment by Carlyle Group in Q4 2009

1. Rodman & Renshaw Equity Research
2. Excluding approximately $9.9 million non-cash charge from an unrealized loss on derivatives
3. Before deducting non-controlling interests and excluding potential change in fair value of outstanding warrants issued and stock based compensation

CHINA AGRITECH

Thank You!



WWW.CHINAAGRITECHINC.COM

Company Contact:

China Agritech, Inc.

Mr. Gareth Tang

Phone: +86-10-5962-1220

Email: gareth@chinaagritech.com

http://www.chinaagritechinc.com/

CHINA AGRITECH